VARIABLE ANNUITY MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

BRE Properties, Inc. —

99.5%

Class A†

1,258

$

57,314

Wilmington Trust Corp.†

1,549

48,174

FINANCIALS 31.1%

First Community Bancorp†

1,720

46,182

Fidelity National Financial,

Apollo Investment Corp.

2,790

44,166

Inc. — Class A†

20,457

$

374,977

Total Financials

________

4,470,099

IndyMac Bancorp, Inc.†

58,920

292,243

CONSUMER DISCRETIONARY 24.0%

First American Corp.†

6,608

224,275

ArvinMeritor, Inc.†

32,944

412,129

Old Republic International

Furniture Brands

Corp.†

12,807

165,338

International, Inc.

33,785

395,285

First Niagara Financial

Ryland Group, Inc.†

9,928

326,532

Group, Inc.

11,456

155,687

Charming Shoppes, Inc.*†

50,869

245,697

Hospitality Properties

Lee Enterprises, Inc.†

22,631

226,536

Trust†

4,485

152,580

Foot Locker, Inc.†

18,757

220,770

AmeriCredit Corp.*†

14,302

144,021

Rent-A-Center, Inc.*†

9,820

180,197

Highwoods Properties, Inc.†

4,597

142,829

Media General, Inc.†

12,540

175,811

Mack-Cali Realty Corp.

3,952

141,126

Modine Manufacturing Co.

11,616

168,316

Protective Life Corp.

3,239

131,374

Lear Corp.*

5,513

142,842

Liberty Property Trust

4,026

125,249

Ruby Tuesday, Inc.†

18,520

138,900

TCF Financial Corp.†

6,128

109,814

Entercom Communications

New York Community

Corp.†

13,637

135,415

Bancorp, Inc.†

6,001

109,338

Borders Group, Inc.†

20,238

118,797

Webster Financial Corp.†

3,859

107,550

Belo Corp. — Class A†

9,455

99,939

Colonial BancGroup, Inc.†

10,640

102,463

Bob Evans Farms, Inc.†

3,032

83,653

Associated Banc-Corp.†

3,831

102,020

Collective Brands, Inc.*†

6,640

80,477

Mercury General Corp.

2,269

100,539

Regis Corp.

2,800

76,972

FirstMerit Corp.†

4,811

99,395

Scholastic Corp.*†

2,200

66,594

Camden Property Trust†

1,913

96,033

99 Cents Only Stores*†

6,600

65,274

American Financial Group,

Barnes & Noble, Inc.

2,031

62,250

Inc.†

3,748

95,799

Boyd Gaming Corp.†

1,449

28,980

Unitrin, Inc.

2,614

92,379

Total Consumer Discretionary

________

3,451,366

Nationwide Health

UTILITIES 12.8%

Properties, Inc.†

2,696

90,990

Energy East Corp.

6,416

154,754

Health Care REIT, Inc.†

1,976

89,177

Hawaiian Electric

Duke Realty Corp.†

3,881

88,526

Industries, Inc.†

6,256

149,331

UDR, Inc.†

3,558

87,242

WGL Holdings, Inc.†

4,305

138,018

Commerce Group, Inc.

2,330

84,020

Great Plains Energy, Inc.†

5,468

134,786

Astoria Financial Corp.

3,029

82,268

Vectren Corp.

4,910

131,735

Cousins Properties, Inc.†

3,276

80,950

Oneok, Inc.

2,934

130,945

Weingarten Realty

AGL Resources, Inc.

3,419

117,340

Investors†

2,262

77,903

PNM Resources, Inc.†

8,751

109,125

Equity One, Inc.†

3,092

74,115

Westar Energy, Inc.†

4,675

106,450

Hanover Insurance Group,

SCANA Corp.

2,698

98,693

Inc.†

1,670

68,704

Puget Energy, Inc.

3,298

85,319

The PMI Group, Inc.†

11,610

67,570

OGE Energy Corp.†

2,692

83,910

Arthur J. Gallagher & Co.†

2,840

67,081

IDACORP, Inc.†

2,576

82,715

Horace Mann Educators

Alliant Energy Corp.

2,285

79,998

Corp.

3,772

65,935

NSTAR

2,428

73,884

Washington Federal, Inc.†

2,792

63,769

Black Hills Corp.†

2,053

73,456

Everest Re Group Ltd.

680

60,880

Aquila, Inc.*

13,370

42,918

Realty Income Corp.†

2,346

60,104

1

VARIABLE ANNUITY MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Sierra Pacific Resources

3,189

$

40,277

CONSUMER STAPLES 2.7%

Total Utilities

________

1,833,654

Universal Corp.

3,043

$

199,408

INDUSTRIALS 12.1%

Smithfield Foods, Inc.*†

3,274

84,338

Kelly Services, Inc.†

15,211

312,738

J.M. Smucker Co.

1,143

57,847

YRC Worldwide, Inc.*†

18,516

242,930

Ruddick Corp.†

1,384

51,014

Avis Budget Group, Inc.*†

19,508

207,175

Total Consumer Staples

________

392,607

Federal Signal Corp.†

14,760

206,050

Total Common Stocks

Alaska Air Group, Inc.*†

6,327

124,136

(Cost $14,867,157)

________

14,288,924

GATX Corp.†

2,860

111,740

Face

Manpower, Inc.

1,672

94,067

Amount

Trinity Industries, Inc.†

3,470

92,475

REPURCHASE AGREEMENTS

United Rentals, Inc.*

4,596

86,589

0.2%

Werner Enterprises, Inc.†

4,361

80,940

Collateralized by U.S. Treasury

Timken Co.†

2,513

74,686

Obligations

JetBlue Airways Corp.*†

11,480

66,584

Lehman Brothers Holdings,

Teleflex, Inc.

860

41,031

Inc. issued 03/31/08 at

Total Industrials

________

1,741,141

1.15% due 04/01/08

$

28,116

________

28,116

INFORMATION TECHNOLOGY 7.0%

Total Repurchase Agreements

Imation Corp.†

11,021

250,618

(Cost $28,116)

________

28,116

Ingram Micro, Inc. — Class

A*

8,965

141,916

SECURITIES LENDING COLLATERAL 43.8%

Acxiom Corp.

10,120

120,124

Investment in Securities Lending Short

Palm, Inc.†

23,260

116,300

Term

Tech Data Corp.*

3,276

107,453

Investment Portfolio Held

Vishay Intertechnology,

by U.S. Bank

6,285,459

________

6,285,459

Inc.*

8,795

79,683

Total Securities Lending Collateral

Diebold, Inc.

1,920

72,096

(Cost $6,285,459)

________

6,285,459

Arrow Electronics, Inc.*†

1,832

61,647

Total Investments 143.5%

KEMET Corp.*†

14,808

59,824

(Cost $21,180,732)

$

________

20,602,499

Total Information Technology

________

1,009,661

Liabilities in Excess of Other

MATERIALS 6.8%

Assets – (43.5)%

$

(6,243,276)

________

Chemtura Corp.†

21,771

159,799

Net Assets – 100.0%

$

14,359,223

Olin Corp.†

6,456

127,571

*

Non-Income Producing Security.

RPM International, Inc.†

5,999

125,619

†

All or a portion of this security is on loan at March 31, 2008

Louisiana-Pacific Corp.†

10,230

93,912

Worthington Industries, Inc.

5,517

93,072

Ferro Corp.

5,422

80,571

Valspar Corp.†

3,710

73,606

Sonoco Products Co.

2,346

67,166

Sensient Technologies

Corp.†

1,815

53,524

Lubrizol Corp.

881

48,904

Cabot Corp.

1,590

44,520

Total Materials

________

968,264

HEALTH CARE 3.0%

Health Management

Associates, Inc. — Class

A*

34,266

181,267

Kindred Healthcare, Inc.*†

6,870

150,247

Omnicare, Inc.†

4,990

90,618

Total Health Care

________

422,132

2